UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 17, 2014

AVIV REIT, INC.

AVIV HEALTHCARE PROPERTIES LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in Charter)

Maryland (Aviv REIT, Inc.) Delaware (Aviv Healthcare Properties Limited Partnership)	333-173824-103 (Aviv REIT, Inc.) 333-173824 (Aviv Healthcare Properties Limited Partnership)	27-3200673 (Aviv REIT, Inc.) 35-2249166 (Aviv Healthcare Properties Limited Partnership)
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 W. Madison Street, Suite 2400 Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 855-0930

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 17, 2014, Aviv REIT, Inc. (“Aviv”), through Aviv Financing VI, L.L.C. (the “Parent Borrower”) and Financing VI Healthcare Property, L.L.C. (the “Property Borrower” and, collectively with the Parent Borrower, the “Borrowers”), each a Delaware limited liability company and an indirect wholly-owned subsidiary of Aviv’s operating partnership, Aviv Healthcare Properties Limited Partnership (the “Partnership” and, together with Aviv, the “Company”), entered into a credit agreement (the “Credit Agreement”) among the Parent Borrower and the Property Borrower, as borrowers, the financial institutions party thereto, as lenders, and General Electric Capital Corporation (“GECC”), as administrative agent and a lender.

The Credit Agreement provides for a secured term loan in an initial principal amount of $180.0 million. Borrowings under the term loan will bear interest at the rate of: (a) the greater of (i) 0.50% per annum or (ii) LIBOR or a comparable rate with respect to Eurodollar loans plus (b) an applicable percentage of 3.50%. The term loan requires interest payments only for the first 24 months and payments thereafter amortize on a 30-year amortization schedule. Subject to certain exceptions, no prepayment of the term loan is permitted until January 1, 2016, and thereafter prepayment is permitted with a prepayment premium of 1% of the outstanding amount of the term loan through January 1, 2017. After January 1, 2017, the term loan may be prepaid without prepayment premium. The maturity date for the term loan under the Credit Agreement is December 17, 2019. The term loan proceeds were used to fund a portion of the purchase price for the acquisition of the Assets (as defined in Item 2.01 below) from Diamond Senior Living, LLC (“Diamond”), a subsidiary of General Electric Credit Corporation of Tennessee (itself a subsidiary of GECC). Each of the fee-owned properties (other than the office building) and one leasehold interest are generally encumbered by a security instrument and provide collateral for the term loan.

The Credit Agreement contains customary covenants that include restrictions on the Borrowers’ ability to make acquisitions and other investments, pay dividends, incur additional indebtedness, and sell or otherwise transfer certain assets as well as customary events of default. The Credit Agreement incorporates certain financial covenants set forth in the Company’s existing credit facility, dated May 14, 2014, among the Partnership, Aviv Healthcare Capital Corporation, Bank of America, N.A. and certain guarantors and other lenders. In the event of a default under the Credit Agreement, the lenders have customary remedies that include the right to terminate their obligations under the Credit Agreement and to accelerate the payment on any unpaid principal amount of all outstanding loans and all interest accrued and unpaid thereon, and to exercise all rights and remedies available to lenders under the Credit Agreement and related documents or applicable law, including realizing on the real property collateral.

The foregoing summary of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On December 17, 2014, the Company completed the previously announced acquisition, through the Property Borrower and, as to the office building, Westerville Ohio Office Property, L.L.C., a Delaware limited liability company and an indirect wholly-owned subsidiary of the Partnership, of a portfolio of 28 healthcare properties and one office building (collectively, the “Assets”) in exchange for $305 million in cash, upon the terms and subject to the conditions contained in that certain asset purchase agreement (the “Purchase Agreement”), dated November 4, 2014, between the Property Borrower and Diamond. The purchase price was funded from a combination of a draw on the Company’s existing unsecured credit facility and $180 million in borrowings under the Credit Agreement. GECC, the administrative agent of the Credit Agreement and a lender thereunder, is the indirect parent company of Diamond. In determining the consideration to be paid for the Assets, the Company considered a variety of factors, including location, quality of the real estate, credit quality of the tenant, duration of the in-place lease, rental market occupancy rates and historical and current competition in the rental market and comparative rents.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement. A copy of the Purchase Agreement was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 5, 2014 and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On December 18, 2014, the Company issued a press release announcing completion of its previously announced acquisition of the Assets pursuant to the Purchase Agreement. A copy of the press release is furnished with this Current Report on Form 8-K and attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of the Businesses Acquired.

The audited historical statement of revenue of certain properties of Diamond Senior Living, LLC for the year ended December 31, 2013 and unaudited historical statement of revenue of certain properties of Diamond Senior Living, LLC for the nine months ended September 30, 2014, including the notes thereto, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial information of Aviv REIT, Inc. and Aviv Healthcare Properties Limited Partnership, comprised of an unaudited pro forma condensed consolidated balance sheet as of September 30, 2014 of each of Aviv REIT, Inc. and Aviv Healthcare Properties Limited Partnership, an unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2014 of each of Aviv REIT, Inc. and Aviv Healthcare Properties Limited Partnership, and an unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2013 of each of Aviv REIT, Inc. and Aviv Healthcare Properties Limited Partnership, and the related notes thereto, are attached hereto as Exhibit 99.3 and incorporated herein by reference.

(d)	Exhibits.

The following is a list of the exhibits filed herewith.

Exhibit No.	Description of Exhibit

2.1	Asset Purchase Agreement, dated as of November 5, 2014, between Financing VI Healthcare Property, L.L.C. and Diamond Senior Living, LLC, included as Exhibit 2.1 to Aviv REIT, Inc.’s Current Report on Form 8-K filed on November 5, 2014 and incorporated herein by reference thereto

10.1	Credit Agreement, dated December 17, 2014, among Aviv Financing VI, L.L.C. and Financing VI Healthcare Property, L.L.C., as borrowers, the financial institutions party thereto, as lenders, and General Electric Capital Corporation, as administrative agent and a lender

23.1	Consent of Ernst & Young LLP

99.1	Press release dated December 18, 2014

99.2	Audited historical statement of revenue of certain properties of Diamond Senior Living, LLC for the year ended December 31, 2013, unaudited historical statement of revenue of certain properties of Diamond Senior Living, LLC for the nine months ended September 30, 2014, including the notes thereto, and Independent Auditor’s Report

99.3	Unaudited pro forma condensed consolidated balance sheet as of September 30, 2014 of each of Aviv REIT, Inc. and Aviv Healthcare Properties Limited Partnership, unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2014 of each of Aviv REIT, Inc. and Aviv Healthcare Properties Limited Partnership, and unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2013 of each of Aviv REIT, Inc. and Aviv Healthcare Properties Limited Partnership, including the notes thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: December 23, 2014	AVIV REIT, INC.

	By:	/s/ Mark L. Wetzel
	Name:	Mark L. Wetzel
	Title:	Chief Financial Officer & Treasurer

Date: December 23, 2014	AVIV HEALTHCARE PROPERTIES LIMITED PARTNERSHIP

	By:	/s/ Mark L. Wetzel
	Name:	Mark L. Wetzel
	Title:	Chief Financial Officer & Treasurer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Asset Purchase Agreement, dated as of November 5, 2014, between Financing VI Healthcare Property, L.L.C. and Diamond Senior Living, LLC, included as Exhibit 2.1 to Aviv REIT, Inc.’s Current Report on Form 8-K filed with the SEC on November 5, 2014 and incorporated herein by reference thereto

10.1	Credit Agreement, dated December 17, 2014, among Aviv Financing VI, L.L.C. and Financing VI Healthcare Property, L.L.C., as borrowers, the financial institutions party thereto, as lenders, and General Electric Capital Corporation, as administrative agent and a lender

23.1	Consent of Ernst & Young LLP

99.1	Press release dated December 18, 2014

99.2	Audited historical statement of revenue of certain properties of Diamond Senior Living, LLC for the year ended December 31, 2013, unaudited historical statement of revenue of certain properties of Diamond Senior Living, LLC for the nine months ended September 30, 2014, including the notes thereto, and Independent Auditor’s Report

99.3	Unaudited pro forma condensed consolidated balance sheet as of September 30, 2014 of each of Aviv REIT, Inc. and Aviv Healthcare Properties Limited Partnership, unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2014 of each of Aviv REIT, Inc. and Aviv Healthcare Properties Limited Partnership, and unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2013 of each of Aviv REIT, Inc. and Aviv Healthcare Properties Limited Partnership, including the notes thereto